MATRIX ADVISORS VALUE FUND

Supplement dated September 7, 2010 to
Prospectus dated October 30, 2009

We are pleased to inform you that the Board of Directors approved a 0.25% reduction to the Matrix Advisors Value Fund’s management fee.  Effective September 1, 2010, the management fee will be 0.75% of the Fund’s average daily net assets.  In addition, the Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s total annual fund operating expenses to 0.99% of the Fund’s average daily net assets.  The effect of these reductions is reflected in the revised Fees and Expenses table below.  Additionally, all references to the Expense Cap of the Fund throughout the Prospectus, including on page 8 under Fund Expenses, are changed to 0.99%.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.44%

Total Annual Fund Operating Expenses	1.19%

Less: Fee Waiver and/or Expense Reimbursement	-0.20%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.99%

(1)      Matrix Asset Advisors, Inc. (the “Advisor”), the Fund’s investment adviser, has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) in order to limit the Fund’s total annual fund operating expenses to 0.99% of the Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least October 31, 2011.  The agreement may be terminated at any time, and without payment of any penalty, by the Fund’s Board of Directors (the “Board of Directors”) upon 60 days’ written notice to the Advisor.  The agreement may not be terminated by the Advisor without the consent of the Board of Directors.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$359	$636	$1,428

Please retain this Supplement with the Prospectus.